SUMMARY PROSPECTUS	April 17, 2025

Centre American Select Equity Fund

Advisor Class: DHAMX

Institutional Class: —*

Investor Class: DHANX

*	As of the date of this Prospectus, the Fund’s Institutional Class shares have not commenced operations.

Before you invest, you may want to review the Prospectus for the Select Equity Fund (as defined below), which contains more information about the Select Equity Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated April 17, 2025, are incorporated by reference into this Summary Prospectus. You can find the Select Equity Fund’s Prospectus, SAI, and other information about the Select Equity Fund online at https://www.horizonmutualfunds.com/case-fund. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective. The investment objective of the Centre American Select Equity Fund (the “Select Equity Fund” or, the “Fund”) is long-term growth of capital.

Fees and Expenses of the Select Equity Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Select Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees(1)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(2)	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.12%	0.87%	0.97%
Fee Waiver and Expense Reimbursements(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.12%	0.87%	0.97%

(1)

Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund Fund’s average daily net assets for the first $1 billion and 0.70% of the Fund’s average daily net assets thereafter.

(2)

“Other Expenses” have been adjusted from amounts incurred by the Fund’s predecessor, Centre American Select Equity Fund (the “Select Equity Predecessor Fund”), during the most recent fiscal year period ending September 30, 2024 to reflect estimated current expenses for the Fund following its reorganization with the Select Equity Predecessor Fund on April 17, 2025, taking into account the Fund’s contractual arrangements and class-specific servicing and distribution arrangements.

(3)

The Select Equity Fund’s investment adviser, Horizon Investments, LLC (“Horizon” or the “Adviser”), has contractually agreed to waive its fees and reimburse expenses of the Select Equity Fund, at least until March 31, 2028, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.95% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example. This Example is intended to help you compare the cost of investing in the Select Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Select Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Select Equity Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$114	$356	$617	$1,363
Institutional Class	$89	$278	$482	$1,073
Investor Class	$99	$309	$536	$1,190

Portfolio Turnover. The Select Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Select Equity Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Select Equity Predecessor Fund was 81% of the average value of the portfolio.

Principal Investment Strategies of the Select Equity Fund

The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the New York Stock Exchange (“NYSE”) (including NYSE Arca and NYSE American), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar minimum market capitalization and trading volume attributes.1 The Fund’s common stock investments may include exchange-listed equities from companies across various sectors and industries. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies, preferred stock, exchange-traded funds (“ETFs”), and preferred stock.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added2 framework to select investments. The framework focuses on the fundamentals of shareholder wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy shareholder wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security

[1]

Under current S&P Dow Jones Indices market capitalization guidelines, companies are required to have a market value of at least $15.8 billion for listing in the S&P 500 Index. S&P Dow Jones Indices typically makes adjustments to its benchmark indexes on an annual basis.

[2]

Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reasons for investing in the security have changed.

The Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options, for capital preservation, enhancement of returns, temporary cash management, or investment transition purposes. For example, the Adviser may utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio against significant equity market declines that may occur over short periods of time. Such capital protection strategies will be used tactically when the Adviser’s current assessment of market valuation indicates forward returns as low relative to downside risk and the cost to upside potential from utilizing portfolio preservation tools reasonable. A protective put option strategy, when tactically employed, is executed using exchange-traded put options on U.S. large capitalization Indices such as the S&P 500 Index to hedge the portfolio and to reduce volatility. Generally, S&P 500 Index put options and others have an inverse relationship to their underlying Index level, meaning that the value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund or on U.S. large capitalization Indices such as the S&P 500 Index at the time of the call sale. As the seller of the call option, the Fund receives cash (the premium) from the purchaser. Furthermore, the Fund may also invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund.

The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant investor inflows may temporarily increase cash positions. The Fund may also, under unusual circumstances, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

Principal Risks of the Select Equity Fund

Many factors affect the Select Equity Fund’s performance. The Select Equity Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Select Equity Fund invests. The Select Equity Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Select Equity Fund.

Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Sector Risk. To the extent that the Fund focuses its investments in the securities issued by companies in a particular market sector, such as materials, energy, and information technology, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Derivative Risk. Loss may result from the Fund’s use of derivatives. The value of derivatives in which the Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to a non-exchange traded derivative transaction; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives may contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause the Fund to sustain large and sudden losses.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Portfolio Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Performance

The Fund is expected to commence operations on April 21, 2025, following the reorganization of the Select Equity Predecessor Fund, which is anticipated to take place as of the close of business on April 17, 2025 (the “Reorganization”). As a result of the Reorganization, the Fund has adopted the accounting and performance history of the Select Equity Predecessor Fund. Institutional Class and Investor Class shares of the Select Equity Predecessor Fund will be exchanged for and renamed Investor Class and Advisor Class shares of the Fund, respectively.

Performance results for periods prior to April 21, 2025, reflect the performance of the Select Equity Predecessor Fund before the commencement of the Fund’s operations. The bar chart and table below provide an indication of the risks associated with an investment in the Fund by illustrating changes in the performance of the Select Equity Predecessor Fund. The bar chart demonstrates how the performance of the Select Equity Predecessor Fund’s Investor Class shares (the Fund’s Advisor Class shares) performance has varied from year to year. The accompanying table presents the Select Equity Predecessor Fund’s average annual returns (before and after taxes) compared to the S&P 500 Index, the benchmark index used by both the Select Equity Predecessor Fund and the Fund. It is important to note that the performance of the index does not reflect deductions for fees, expenses, or taxes. If the investment advisor to the Select Equity Predecessor Fund had not agreed to waive or reimburse certain expenses during the period shown (if applicable), the Select Equity Predecessor Fund’s returns would have been lower than those presented. All returns reflect the reinvestment of dividend and capital gain distributions.

The Select Equity Predecessor Fund’s past performance, before and after taxes, is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 855-754-7932.

Calendar Year Total Returns as of December 31
For each calendar year at NAV

The Select Equity Predecessor Fund’s year-to-date return as of March 31, 2025, was -5.53%.

Annual Total Returns (Years Ended December 31)

Best Quarter:	2nd Quarter, 2020	+21.72%
Worst Quarter:	2nd Quarter, 2022	-16.04%

The following performance table compares the Select Equity Predecessor Fund’s average annual total returns for the periods indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	5 Years	10 Years	Since Inception*
Predecessor Fund Investor Class (Now Advisor Class)**
Return Before Taxes	13.89%	16.09%	12.00%	13.10%
Return After Taxes on Distributions	10.90%	14.06%	9.61%	10.44%
Return After Taxes on Distributions and Sale of Fund Shares	10.39%	12.60%	9.10%	9.89%
S&P 500 Total Return Index*** (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	14.82%
Predecessor Fund Institutional Class (Now Investor Class)**
Return Before Taxes	14.14%	16.56%	12.39%	12.07%
Return After Taxes on Distributions	11.22%	14.54%	10.00%	9.85%
Return After Taxes on Distributions and Sale of Fund Shares	10.50%	12.99%	9.42%	9.26%
S&P 500 Total Return Index*** (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	13.25%

*

The inception date of the Select Equity Predecessor Fund’s Investor Class shares (the Fund’s Advisor class) is December 21, 2011 and the inception date of the Institutional Class shares (the Fund’s Investor class) is January 21, 2014.

**

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Select Equity Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment.

***

The S&P 500 Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The “Since Inception” dates for the Index are in alignment with the respective inception dates of the Select Equity Predecessor Fund’s Investor Class shares and Institutional Class shares (the Fund’s Advisor class and Investor class shares, respectively).

The Fund’s Institutional Class shares have not commenced operations as of the date of this Prospectus and therefore do not have past performance data.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. James A. Abate, Managing Director, Fundamental Equities, of Horizon has responsibility for the day-to-day management of the Select Equity Fund as Portfolio Manager. Mr. Abate has served as the portfolio manager of the Select Equity Fund, including while portfolio manager to the Select Equity Predecessor Fund, since December 2011.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Select Equity Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Select Equity Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Select Equity Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Select Equity Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Select Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Select Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Select Equity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Select Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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